                                                                   EXHIBIT 10.18

                            CONSENT TO SUB-SUBLETTING

        THIS AGREEMENT (this "AGREEMENT") is made as of the 15th day of December, 1999, by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("LANDLORD"), GENERAL MAGIC, INC., a Delaware corporation ("SUB-SUBLANDLORD"), and AVCOM TECHNOLOGIES, INC., a California corporation ("SUB-SUBTENANT"), with reference to the following facts:

        A. Landlord and At Home Corporation, a Delaware corporation, dba Excite@Home ("TENANT") are parties to a Lease Agreement entered into by Landlord and Classifieds2000, Inc., a California corporation, Tenant's predecessor-in-interest ("TENANT'S PREDECESSOR-IN-INTEREST"), dated February 20, 1998 (the "MASTER LEASE"), relating to certain premises more particularly described in the Master Lease ("PREMISES").

        B. Tenant's Predecessor-in-Interest and Sub-Sublandlord entered into that certain sublease dated as of December 4, 1998 (the "SUBLEASE"). By the terms of the Sublease, Tenant's Predecessor-in-Interest subleased to Sub-Sublandlord and Sub-Sublandlord subleased from Tenant's
Predecessor-in-Interest a portion of the Premises, as more particularly described in the Sublease ("SUBLEASE PREMISES").

        C. Sub-Sublandlord and Sub-Subtenant entered into that certain sub-sublease dated as of December 3, 1999 (the "SUB-SUBLEASE"). By the terms of the Sub-Sublease, Sub-Sublandlord will sub-sublease to Sub-Subtenant and Sub-Subtenant will sub-sublease from Sub-Sublandlord a portion of the Premises, as more particularly described in the Sub-Sublease ("SUB-SUBLEASE PREMISES").

        D. Sub-Sublandord has requested that Landlord consent to Sub-Sublandlord sub-subletting the Sub-Sublease Premises to Sub-Subtenant pursuant to the Sub-Sublease. Landlord has agreed to consent to the sub-subletting on the following terms and conditions.

        NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual agreements and covenants hereinafter set forth, Landlord, Sub-Sublandlord and Sub-Subtenant agree as follows:

        1. DEFINITIONS. Unless otherwise defined in this Agreement, all defined terms used in this Agreement shall have the same meaning and definition given them in the Master Lease.

        2. MASTER LEASE.

           2.1 The Sub-Sublease is and shall be at all times subject to all of the terms and conditions of the Sublease and the Master Lease and, notwithstanding anything to the contrary contained in the Sub-Sublease, Sub-Subtenant agrees to perform all of the covenants of Sub-Sublandlord contained in the Sublease and all of the covenants of the Tenant contained in the Master Lease insofar as the same relate to the Sub-Sublease Premises.

           2.2 Sub-Subtenant acknowledges and agrees that the Sub-Sublease shall at all times be subordinate to the Sublease and the Master Lease and the term of the Sub-Sublease shall



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automatically terminate upon the termination of the Sublease or the Master Lease for any reason whatsoever, including, without limitation, the termination of the Master Lease prior to the expiration of the term thereof pursuant to a written agreement by and between Landlord and Sub-Sublandlord. Notwithstanding any provision to the contrary in the Sub-Sublease or in any other agreement, Sub-Subtenant acknowledges that it shall have no right and there shall not be vested in Sub-Subtenant any right to exercise rights of first refusal, options, or other similar preferential rights, if any, given to Sub-Sublandlord under the Master Lease.

        3. CONSENT OF LANDLORD. Landlord hereby consents to the sub-subletting of the Sub-Sublease Premises to Sub-Subtenant pursuant to the terms of the Sub-Sublease, provided, however, that Landlord specifically does not consent to any provision of the Sub-Sublease which purports to amend provisions of the Sublease or Master Lease, provides rights or benefits to Sub-Subtenant beyond those specifically set forth in the Sublease and Master Lease, imposes obligations on Landlord or seeks to obtain the consent of Landlord to any actions on the part of Sub-Sublandlord or Sub-Subtenant (including, without limitation, the making of any alterations or improvements to the Premises or the further sub-subletting of the Premises or assignment of the Lease by Sub-Subtenant) for which the approval of Landlord is otherwise required under the Master Lease. Landlord's consent shall not release Sub-Sublandlord of any of its obligations under the Sublease or release or alter the liability of Sub-Sublandlord to pay rent and all other sums due under the Sublease and to perform and comply with all other obligations of Sub-Sublandlord under the Sublease. The Sub-Sublease shall not alter, amend or otherwise modify any provisions of the Sublease or Master Lease. Landlord shall have no obligations to any party in connection with the Sub-Sublease Premises other than those obligations set forth in the Master Lease.

        4. ASSIGNMENT OF RENT.

           4.1 Subject to the terms of Section 4.2, Sub-Sublandlord hereby absolutely and irrevocably assigns and transfers to Landlord Sub-Sublandlord's rights under the Sub-Sublease to all rentals and other sums due Sub-Sublandlord under the Sub-Sublease.

           4.2 Landlord agrees that until a default shall occur in the performance of Tenant's obligations under the Master Lease, Sub-Sublandlord shall have a license to receive, collect and enjoy the rentals and other sums due Sub-Sublandlord under the Sub-Sublease (subject to any contrary provisions of the Master Lease concerning the payment of any sub-sublease profits or "bonus rents" to Landlord). However, said license shall automatically terminate without notice to Sub-Sublandlord upon the occurrence of a default under the Master Lease and Landlord may thereafter, at its option, receive and collect, directly from Sub-Subtenant, all rentals and other sums due or to be due Sub-Sublandlord under the Sub-Sublease. Landlord shall not, by reason of the assignment of all rentals and other sums due Sub-Sublandlord under the Sub-Sublease, nor by reason of the collection of said rentals or other sums from the Sub-Subtenant, nor by reason of its approval of the Sub-Sublease, (a) be bound by or become a party to the Sub-Sublease, (b) be deemed to have accepted the attornment of Sub-Subtenant, or (c) be deemed liable to Sub-Subtenant for any failure of Sub-Sublandlord to perform and comply with Sub-Sublandlord's obligations under the Sub-Sublease. Sub-Sublandlord hereby irrevocably authorizes and directs Sub-Subtenant, upon receipt of any written notice from Landlord stating that a default exists under the Master Lease, to pay directly to Landlord the rents and other income due and to



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become due under the Sub-Sublease. Sub-Sublandlord agrees that Sub-Subtenant shall have the right to rely solely upon such notice from Landlord notwithstanding any conflicting demand by Sub-Sublandlord or any other party. Sub-Sublandlord hereby agrees to indemnify, defend and hold Sub-Subtenant harmless from any and all claims, losses, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, attorneys' fees and consultants' fees) (collectively, "CLAIMS") which Sub-Subtenant may incur in relying on any written notice from Landlord and/or paying rent and other sums due under the Sub-Sublease directly to Landlord in accordance with this Section 4.2.

        5. INDEMNIFICATION; INSURANCE.

           5.1 Sub-Sublandlord shall indemnify and hold harmless Landlord and Landlord's Agents, against and from any and all Claims arising from or related to the following: (a) Sub-Subtenant's use of the Sub-Sublease Premises or any activity done, permitted or suffered by Sub-Subtenant in, on or about the Sub-Sublease Premises, the Building, or the Project; (b) any act or omission by Sub-Subtenant or Sub-Subtenant's agents, advisors, employees, partners, shareholders, directors, invitees or independent contractors (collectively, "SUB-SUBTENANT'S AGENTS") in connection with or related to the Sub-Sublease, the Sub-Sublease Premises, the Building, or the Project; (c) any Hazardous Material used, stored, released, disposed, generated, or transported by Sub-Subtenant or Sub-Subtenant's Agents in, on, or about the Sub-Sublease Premises, the Building or the Project, including without limitation, any Claims arising from or related to any Hazardous Material investigations, monitorings, cleanup or other remedial action; and (d) any action or proceeding brought on account of any matter referred to in items (a), (b), and/or (c). If any action or proceeding is brought against Landlord by reason of any such Claims, upon notice from Landlord, Sub-Sublandlord shall defend the same at Sub-Sublandlord's expense with counsel reasonably satisfactory to Landlord. The obligations of Sub-Sublandlord under this Section 5.1 shall survive any termination of the Sub-Sublease or the Master Lease.

           5.2 Notwithstanding any provision to the contrary in the Sub-Sublease, Sub-Subtenant shall, at Sub-Subtenant's expense, with respect to the Sub-Sublease Premises, secure and keep in force during the term of the Sub-Sublease such insurance as required of Tenant under the Master Lease. Without limiting the generality of the immediately preceding sentence, the policy or policies of such insurance shall name Landlord and its lenders, if any, as additional insureds. A certificate evidencing such insurance shall be delivered to Landlord promptly after the date hereof.

           5.3 Landlord and Sub-Subtenant hereby mutually waive any claim against the other during the Term for any injury to a person or loss or damage to any of their property located on or about the Premises, the Building or the Project that is caused by perils covered by insurance carried by the respective parties or required to be carried by the Master Lease or this Agreement, as applicable, to the extent of the proceeds of such insurance actually received (or which would have been received but for the failure of the party required to carry the applicable insurance to actually maintain such insurance as required under the Master Lease) with respect to such injury, loss or damage, whether or not due to the negligence of the other party or its agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer



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written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 5.3 shall relieve a party of liability to the other for failure to carry insurance required by the Master Lease or by this Agreement.

        6. MISCELLANEOUS PROVISIONS.

           6.1 Subject to Landlord's prior written approval of the plans and specifications therefor (including, without limitation, the location, size, and color of the equipment), during the Term, Sub-Subtenant may, at its sole cost and expense, construct and maintain a radio frequency disk on the roof of the Building (the "RADIO FREQUENCY DISK"); provided, however, Landlord shall have the right to withhold its approval of the plans and specifications, in its sole and absolute discretion, if the Radio Frequency Disk will affect the structural integrity of the roof. Upon receipt of Landlord's prior written approval of the plans and specifications as set forth herein, Sub-Subtenant shall erect the Radio Frequency Disk in accordance with the approved plans and specifications, in a good and workmanlike manner, in accordance with all applicable Laws now in force or hereafter enacted and all other requirements of Landlord, and after Sub-Subtenant has received all requisite approvals therefor (the "APPLICABLE REQUIREMENTS"), and in a manner so as not to interfere with the use of the Building or any adjacent building by any other tenant or occupant. Sub-Subtenant shall at all times maintain the Radio Frequency Disk in a good, clean and safe condition, in accordance with the Applicable Requirements, and in a manner so as not to interfere with the use of the Building or any adjacent building by any other tenant or occupant. Sub-Subtenant shall have access to the roof only when accompanied by Landlord on Monday through Friday during normal business hours. Upon the expiration or sooner termination of this Lease or Sub-Subtenant's right to possession of the Premises, Sub-Subtenant shall, at Sub-Subtenant's sole cost and expense, promptly remove the Radio Frequency Disk and repair any damage to the Building resulting therefrom. If Sub-Subtenant fails to remove the Radio Frequency Disk within fifteen (15) days following the expiration or sooner termination of this Lease or Sub-Subtenant's right to possession of the Premises, Landlord may, at Sub-Subtenant's expense, remove the Radio Frequency Disk and perform the related restoration and repair work, and use, dispose of or take such other actions with respect to the Radio Frequency Disk as Landlord may deem appropriate, all without compensation or payment to Sub-Subtenant. Sub-Subtenant shall defend, indemnify and hold harmless Landlord from all losses, claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, attorneys' fees) arising from or relating to the construction, installation, maintenance, use or removal of the Radio Frequency Disk. The rights granted to Sub-Subtenant pursuant to this paragraph may not be assigned.

           6.2 Sub-Sublandlord shall pay to Landlord, upon Landlord's demand, Landlord's reasonable fees incurred in connection with Landlord's review and processing of documents relating to the sub-subletting of the Sub-Sublease Premises to Sub-Subtenant.

           6.3 Sub-Sublandlord and Sub-Subtenant agree not to amend, modify, supplement, or otherwise change in any respect the Sub-Sublease except with the prior written consent of Landlord, which consent shall not be unreasonably withheld.



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           6.4 This Agreement, together with the provisions of the Master Lease relating to sub-subletting or assigning, contains the entire agreement between the parties hereto regarding the matters which are the subject of this Agreement. In the event of a permitted assignment under the Master Lease by Landlord or Sub-Sublandlord of its interest in the Sublease, then, the assignee of either Landlord or Sub-Sublandlord, as appropriate, shall automatically be deemed to be the assignee of Landlord or Sub-Sublandlord under this Agreement, and such assignee shall automatically assume the obligations of Landlord or Sub-Sublandlord under this Agreement. No other assignments of this Agreement shall be permitted, except with the written consent of all parties hereto. The terms, covenants and conditions of this Agreement shall apply to and bind the heirs, successors, the executors and administrators and permitted assigns of all the parties hereto. The parties acknowledge and agree that no rule or construction, to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Agreement. If any provision of this Agreement is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Agreement, and all such other provisions shall remain in full force and effect.

           6.5 If any party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party or parties on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by any party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

           6.6 This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same instrument.




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        IN WITNESS WHEREOF, Landlord, Tenant, Sub-Sublandlord and Sub-Subtenant
have executed this Agreement as of the day and year first hereinabove written.



                             LANDLORD:  AETNA LIFE INSURANCE COMPANY,
                                        a Connecticut corporation

                                        By:   Allegis Realty Investors LLC
                                              Its Investment Advisor and Agent


                                        By: /s/ Cynthia Stevenin
                                           -------------------------------------
                                                Cynthia Stevenin
                                                Vice President


                      SUB-SUBLANDLORD:  GENERAL MAGIC, INC.,
                                         a Delaware corporation


                                        By: /s/ Rose M. Marcario
                                           -------------------------------------
                                        Print Name: Rose Marcario
                                                   -----------------------------
                                        Title: CFO
                                              ----------------------------------


                         SUB-SUBTENANT: AVCOM TECHNOLOGIES, INC.,
                                        a California corporation


                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

ACKNOWLEDGED AND APPROVED BY:

AT HOME CORPORATION, DBA EXCITE@HOME,
a Delaware corporation

By: /s/ David Tricaso
   ------------------------------------
Print Name: David Tricaso
           ----------------------------
Title: Director of Real Estate
      ---------------------------------



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        IN WITNESS WHEREOF, Landlord, Tenant, Sub-Sublandlord and Sub-Subtenant
have executed this Agreement as of the day and year first hereinabove written.



                             LANDLORD:  AETNA LIFE INSURANCE COMPANY,
                                        a Connecticut corporation

                                        By:   Allegis Realty Investors LLC
                                              Its Investment Advisor and Agent


                                        By: /s/ Cynthia Stevenin
                                           -------------------------------------
                                                Cynthia Stevenin
                                                Vice President


                      SUB-SUBLANDLORD:  GENERAL MAGIC, INC.,
                                         a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------


                         SUB-SUBTENANT: AVCOM TECHNOLOGIES, INC.,
                                        a California corporation


                                        By: /s/ Brad Bishop
                                           -------------------------------------
                                        Print Name: Brad Bishop
                                                   -----------------------------
                                        Title: CEO
                                              ----------------------------------

ACKNOWLEDGED AND APPROVED BY:

AT HOME CORPORATION, DBA EXCITE@HOME,
a Delaware corporation

By:
   ------------------------------------
Print Name:
           ----------------------------
Title:
      ---------------------------------



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